Exhibit 10.1

Execution Version

AMENDMENT NO. 6, dated as of March 5, 2021 (this “Amendment”), to the Credit Agreement, dated as of October 17, 2016 (as amended, restated, modified or otherwise supplemented prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), by and among ENTERCOM MEDIA CORP. (formerly known as CBS RADIO INC.), a Delaware corporation (“Borrower”), each of the GUARANTORS party thereto, the LENDERS and L/C ISSUERS party thereto from time to time and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and as Collateral Agent (the “Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower wishes to amend the financial covenant set forth in Section 7.09 of the Credit Agreement in accordance with Section 10.01 of the Credit Agreement;

WHEREAS, the Required Class Lenders for the Revolving Credit Facility have agreed to amend Section 7.09 of the Credit Agreement as contemplated above on the terms and subject to the conditions set forth herein;

WHEREAS, Section 10.01 of the Credit Agreement permits amendments with the consent of the Borrower and the Administrative Agent to correct any ambiguity, omission, defect, mistake or inconsistency in any Loan Document;

WHEREAS, the Administrative Agent and the Borrower have mutually identified an obvious defect in the definition of “Permitted Investments” and have agreed to correct it as set forth below;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 6 Effective Date (as defined below), hereby amended as follows:

(a) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Amendment No. 6” shall mean Amendment No. 6 to this Agreement, dated as of March 5, 2021, by and among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Amendment No. 6 Effective Date” has the meaning set forth in Amendment No. 6.

(b) Section 1.01 of the Credit Agreement is hereby amended by replacing the cross-reference to Section 7.01(b)(19) in clause (m) of the definition of “Permitted Investments” with a cross-reference to Section 7.02(b)(19).

(c) Section 7.09 of the Credit Agreement is hereby amended by amending and restating clause (c)(vii) in its entirety as follows:

“(vii) The Borrower and its Restricted Subsidiaries shall not make additional Investments (other than any Investment made pursuant to clause (m) of the definition of “Permitted Investments”) in Unrestricted Subsidiaries, Non-Guarantor Subsidiaries (or Persons who become Non-Guarantor Subsidiaries as a result of such Investments), joint ventures or Affiliates (other than any Affiliate that is a Loan Party) having an aggregate fair market value for all such Investments made during the Covenant Relief Period (as determined in good faith by the Borrower) in excess of $75.0 million.”

SECTION 2. Amendment Fee. In consideration of the Revolving Credit Lenders’ agreements set forth herein, the Borrower agrees to pay to the Administrative Agent, for the account of each Consenting Lender (as defined below), an amendment fee (the “Amendment Fee”) in an amount equal to 4.88 basis points (0.0488%) of the outstanding principal amount of such Revolving Credit Lender’s Revolving Commitments as of the Amendment No. 6 Effective Date. The Amendment Fee shall be fully-earned, payable and nonrefundable on the Amendment No. 6 Effective Date. As used herein, “Consenting Lender” means a Revolving Credit Lender that executes and delivers to the Administrative Agent a signature page to this Amendment on or prior to 5:00 p.m. New York City time on March 4, 2021 (or, as to any Revolving Credit Lender, such later time or date as may be agreed by the Administrative Agent and the Borrower) and that does not revoke or otherwise withdraw such signature page prior to the effectiveness of this Amendment on the Amendment No. 6 Effective Date.

SECTION 3. Effectiveness. This Amendment shall become effective on the date (such date and time of effectiveness, the “Amendment No. 6 Effective Date”) that each of the conditions precedent set forth below shall have been satisfied:

(a) the Administrative Agent shall have received executed counterparts hereof from each of the Loan Parties and Lenders constituting the Required Class Lenders for the Revolving Credit Facility;

(b) the representations and warranties of each of the Loan Parties contained in Section 4 hereof shall be true and correct on and as of the Amendment No. 6 Effective Date;

(c) to the extent invoiced prior to the Amendment No. 6 Effective Date, the Borrower shall have paid, or concurrently herewith shall pay, all reasonable and documented out-of-pocket expenses of the Administrative Agent in connection with this Amendment (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent); and

(d) the Administrative Agent shall have received the Amendment Fee on behalf of the Consenting Lenders.

SECTION 4. Representations and Warranties. In order to induce the Revolving Credit Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties represents and warrants to each of the Revolving Credit Lenders and the Administrative Agent that, as of the Amendment No. 6 Effective Date, both before and after giving effect to the transactions contemplated by this Amendment:

(a) no Default or Event of Default exists; and

(b) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement (other than, for the avoidance of doubt, Section 5.17(b)) or any other Loan Document are true and correct in all material respects on and as of such date (except, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct as of such earlier date); provided, that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects.

SECTION 5. Reference to and Effect on the Loan Documents. On and after the Amendment No. 6 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment constitutes a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of (or otherwise affect) any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each of the Loan Parties hereby consents to the Amendment and reaffirms its obligations under the Loan Documents to which it is party and its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, with all such Liens continuing in full force and effect after giving effect to this Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

SECTION 6. Applicable Law; Waiver of Jury Trial.

(A) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(B) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

SECTION 7. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ENTERCOM MEDIA CORP., as the Borrower

By	/s/ Andrew P. Sutor, IV
Name: Andrew P. Sutor, IV
Title: Executive Vice President

[Signature Page to Amendment No. 6]

GUARANTORS:

ENTERCOM, INC.

ENTERCOM OPERATIONS, INC.

ENTERCOM MIAMI, LLC

ENTERCOM ARIZONA, LLC

ENTERCOM CALIFORNIA, LLC

ENTERCOM COLORADO, LLC

ENTERCOM CONNECTICUT, LLC

ENTERCOM FLORIDA, LLC

ENTERCOM GEORGIA, LLC

ENTERCOM ILLINOIS, LLC

ENTERCOM INDIANA, LLC

ENTERCOM KANSAS, LLC

ENTERCOM LOUISIANA, LLC

ENTERCOM MARYLAND, LLC

ENTERCOM MASSACHUSETTS, LLC

ENTERCOM MICHIGAN, LLC

ENTERCOM MINNESOTA, LLC

ENTERCOM MISSOURI, LLC

ENTERCOM NEVADA, LLC

ENTERCOM NEW YORK, LLC

ENTERCOM NORTH CAROLINA, LLC

ENTERCOM OHIO, LLC

ENTERCOM OREGON, LLC

ENTERCOM PENNSYLVANIA, LLC

ENTERCOM RHODE ISLAND, LLC

ENTERCOM SOUTH CAROLINA, LLC

ENTERCOM TENNESSEE, LLC

ENTERCOM TEXAS, LLC

ENTERCOM VIRGINIA, LLC

ENTERCOM WASHINGTON DC, LLC

ENTERCOM WASHINGTON, LLC

ENTERCOM WISCONSIN, LLC

ENTERCOM LICENSE, LLC

ENTERCOM PROPERTIES, LLC

ENTERCOM RADIO TOWER, LLC

ENTERCOM SPORTS RADIO, LLC

EVENTFUL, LLC

INFINITY BROADCASTING LLC

PINEAPPLE STREET MEDIA LLC

QL GAMING GROUP, LLC

By	/s/ Andrew P. Sutor, IV
Name: Andrew P. Sutor, IV
Title: Executive Vice President

[Signature Page to Amendment No. 6]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By	/s/ Inderjeet Aneja
Name: Inderjeet Aneja
Title: Executive Director

[Signature Page to Amendment No. 6]

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender

By	/s/ Inderjeet Aneja
Name: Inderjeet Aneja
Title: Executive Director

[Signature Page to Amendment No. 6]

Bank of America, N.A., as a Revolving Credit Lender

By	/s/ Puneet Lakhotia
Name: Puneet Lakhotia
Title: Director

[Signature Page to Amendment No. 6]

CITIBANK, N.A., as a Revolving Credit Lender

By	/s/ Robert F. Parr
Name: Robert F. Parr
Title: Vice President and Managing Director

[Signature Page to Amendment No. 6]

Credit Suisse AG, Cayman Islands Branch, as a
Revolving Credit Lender

By	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

[Signature Page to Amendment No. 6]

Deutsche Bank AG New York Branch, as a Revolving Credit Lender

By	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

By	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

[Signature Page to Amendment No. 6]

Goldman Sachs Bank USA, as a Revolving Credit Lender

By	/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

[Signature Page to Amendment No. 6]

MORGAN STANLEY SENIOR FUNDING, INC, as a Revolving Credit Lender

By	/s/ Brandon Weiss
Name: Brandon Weiss
Title: Authorized Signatory

[Signature Page to Amendment No. 6]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Revolving Credit Lender

By	/s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

[Signature Page to Amendment No. 6]

Wells Fargo Bank, N.A., as a Revolving Credit Lender

By	/s/ Teddy Koch
Name: Teddy Koch
Title: Managing Director

[Signature Page to Amendment No. 6]